EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each  of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of October 16, 2008.

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE,
L.P.

By: OCM Principal Opportunities Fund IV Delaware GP Inc.,
Its: General Partner

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE
GP INC.

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By: OCM Principal Opportunities Fund IV GP, L.P.,
Its: General Partner

By: OCM Principal Opportunities Fund IV GP Ltd.,
Its: General Partner

By: Oaktree Capital Management, L.P.,
Its: Director

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Managing Director

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By: OCM Principal Opportunities Fund IV GP Ltd.,
Its: General Partner

By: Oaktree Capital Management, L.P.,
Its: Director

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Managing Director

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By: Oaktree Capital Management, L.P.,
Its: Director

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Managing Director

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Vice President

OCM/GFI POWER OPPORTUNITIES FUND II, L.P.

By: OCM Power Opportunities Fund II GP, L.P.,
Its: General Partner

By: Oaktree Fund GP I, L.P.,
Its: General Partner

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OCM/GFI POWER OPPORTUNITIES FUND II (CAYMAN), L.P.

By: OCM Power Opportunities Fund II GP (Cayman) Ltd.,
Its: General Partner

By: OCM Power Opportunities Fund II GP, L.P.,
Its: Director

By: Oaktree Fund GP I, L.P.,
Its: General Partner

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

GFI POWER OPPORTUNITIES FUND II GP (CAYMAN) LTD.

By: GFI Power Opportunities Fund II GP, LLC,
Its: Director

By: GFI Energy Ventures LLC,
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI POWER OPPORTUNITIES FUND II GP, LLC

By: GFI Energy Ventures LLC,
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI ENERGY VENTURES LLC

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM POWER OPPORTUNITIES FUND II GP (CAYMAN) LTD.

By: OCM Power Opportunities Fund II GP, L.P.,
Its: Director

By: Oaktree Fund GP I, L.P.,
Its: General Partner

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OCM POWER OPPORTUNITIES FUND II GP, L.P.

By: Oaktree Fund GP I, L.P.,
Its: General Partner

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Michael P. Harmon
Name: Michael P. Harmon
Title: Authorized Signatory

By:	/s/ Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Secretary

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Senior Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Vice President and Secretary

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC,
Its: Managing Member

By:	/s/ Todd Molz
Name: Todd Molz
Title: Senior Vice President and Secretary

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Senior Vice President and Secretary

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC,
Its: General Partner

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director and General Counsel

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director and General Counsel

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Senior Vice President